                                                                  Exhibit 99.1


                              FINANCIAL STATEMENTS


                                DECEMBER 31, 1994


                          PROMPT MEDICAL BILLING, INC.


                                 MIAMI, FLORIDA

                          INDEPENDENT AUDITORS' REPORT


The Stockholders
Prompt Medical Billing, Inc.
Miami, Florida

We have audited the accompanying balance sheet of Prompt Medical Billing, Inc. as of December 31, 1994, and the related statements of income and retained earnings, and cash flows for the period from March 1, 1994 (date of inception) to December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prompt Medical Billing, Inc. as of December 31, 1994, and the results of its operations and its cash flows for the period from March 1, 1994 (date of inception) to December 31, 1994 in conformity with generally accepted accounting principles.

October 30, 1996

                                  BALANCE SHEET
                                DECEMBER 31, 1994
                          PROMPT MEDICAL BILLING, INC.


                                     ASSETS

CURRENT ASSETS
    Cash                                                                 $64,165
    Accounts receivable                                                   30,418
                                                                         -------

           Total current assets                                          $94,583
                                                                         =======

                              SHAREHOLDERS' EQUITY

SHAREHOLDERS' EQUITY
    Common stock, $1 par value, 1,000 shares
        authorized, issued and outstanding                               $ 1,000
    Paid in capital                                                        8,006
    Retained earnings                                                     85,577
                                                                         -------


           Total shareholders' equity                                    $94,583
                                                                         =======

  The accompanying notes to financial statements are an integral part of this financial statement.

                    STATEMENT OF INCOME AND RETAINED EARNINGS
                  PERIOD FROM MARCH 1, 1994 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1994
                          PROMPT MEDICAL BILLING, INC.

REVENUES
    Fees                                            $ 215,247
    Interest income                                       374
                                                    ---------

        Total revenues                                                $ 215,621

EXPENSES
    Officers' compensation                          $  12,000
    Pension                                             3,000
    Printing                                            2,111
    Telephone and utilities                             5,291
    Repairs and maintenance                             7,337
    Payroll taxes                                         926
    Other taxes and licenses                              200
    Postage and shipping                                  502
    Supplies                                            4,377
                                                    ---------

        Total expenses                                                   35,744
                                                                      ---------
        Net income                                                      179,877

RETAINED EARNINGS, March 1, 1994                                           --

        Distributions                                                   (94,300)
                                                                      ---------

RETAINED EARNINGS, December 31, 1994                                  $  85,577
                                                                      =========


  The accompanying notes to financial statements are an integral part of this financial statement.

                             STATEMENT OF CASH FLOWS
                  PERIOD FROM MARCH 1, 1994 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1994
                          PROMPT MEDICAL BILLING, INC.


CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                            $ 179,877
    Adjustments to reconcile net income to cash
        provided by operations:
           Expenses paid by related party                     8,006
           Increase in accounts receivable                  (30,418)
                                                          ---------

              Net cash provided by operating activities               $ 157,465



CASH FLOWS FROM FINANCING ACTIVITIES:
    Shareholder distributions                             (94,300)
    Proceeds from issuance of capital stock                 1,000
                                                          ---------

               Net cash used in financing activities                    (93,300)
                                                                      ---------

               Net increase in cash                                      64,165

CASH, March 1, 1994                                                        --
                                                                      ---------

CASH, December 31, 1994                                               $  64,165
                                                                      =========


SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
   $8,006 of expenses were paid by a related party and recorded as additional paid in capital.



  The accompanying notes to financial statements are an integral part of this financial statement.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994
                          PROMPT MEDICAL BILLING, INC.


NOTE  1 -       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                NATURE OF OPERATIONS
                Prompt Medical Billing, Inc. (the Company) was incorporated in the State of Florida on December 13, 1993 and commenced business operations on March 1, 1994. The Company's principal operations consist of providing billing and collection services to doctors. For 1994, 75% of the Company's revenues and 90% of the Company's accounts receivable were derived from one unrelated party located in Miami, Florida.

                ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                INCOME TAXES
                The Company, with the consent of its shareholders, has elected to be treated as an S Corporation for income tax purposes. As a result, the shareholders report their share of the corporate taxable income on their individual income tax returns for each year the election is in effect. Accordingly, no provision for income taxes is included in the accompanying financial statements for the Company.

NOTE  2 -       ACCOUNTS RECEIVABLE
                Accounts receivable consist of open trade accounts with unrelated parties. Management considers all of the accounts receivable to be fully collectible; therefore, there is no provision for uncollectible accounts as of December 31, 1994.

NOTE  3 -       RELATED PARTY TRANSACTIONS
                The Company reimburses a related party for expenses paid on its behalf. The expenses include payroll, payroll taxes and pension contributions. These expenses totalled $15,926 in 1994.
                Additionally, $8,006 of unreimbursed expenses were paid and contributed to capital by a related party.

NOTE  4 -       RETIREMENT PLAN
                The Company sponsors a money purchase pension plan for qualified employees. The minimum mandatory contributions are determined on an annual basis by the Company and are limited to the lesser of 25% of compensation and S corporation earnings or $30,000 per eligible employee. The Company's contribution expense amounted to $3,000 for the year ended December 31, 1994.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994
                          PROMPT MEDICAL BILLING, INC.


NOTE  5 -       COMMON CONTROL
                The Company's shareholders also control other companies whose operations are similar to or vertically integrated with those of the Company. The Company reimburses a related party for payroll, payroll taxes and pension contributions which are allocated to the Company by that related party. Transactions between these companies are more fully disclosed in Note 3. The shareholders, however, are in a position to, and in the future may, influence the revenues or expenses of the Company for the benefit of other companies in the same line of business that are under their control.

NOTE  6 -       SUBSEQUENT EVENTS
                Pursuant to the respective audited December 31, 1995 and compiled June 30, 1996 financial statements, the Company made a profit of $61,148 and $78,166 for the year ended December 31, 1995 and six months ended June 30, 1996, respectively.

                On October 21, 1996, the Company sold corporate intangible assets which include goodwill, the name "Prompt Medical Billing, Inc." and customer agreements for $675,000. The payment terms include shares of stock of the purchasing company with an aggregate value of $500,000 and the balance of the purchase price in cash. This consideration is to be held in escrow until the earlier of two years from the closing date of October 21, 1996 or the date on which all cash and shares of stock of the purchasing company are released from escrow ("Escrow Period"). The cash portion of the purchase price shall be paid to Prompt Medical Billing, Inc. or its shareholders in eight equal quarterly installments commencing ninety days from the closing date and the shares of stock of the purchasing company shall be released from escrow upon the termination of the escrow period.

                The sales agreement also includes a two-year covenant not to compete, employment contract for the majority shareholder and a consulting agreement with a related party.

                On September 9, 1996, the Company paid a management fee of $25,000 to a related party for consulting services rendered regarding the sale.

                On September 13, 1996, the Company adopted a plan of Complete Liquidation and Dissolution of Prompt Medical Billing, Inc. in accordance with Section 331, 453(h) and 453B(h) of the Internal Revenue Code. There is a twelve-month liquidation period from the adoption date to finalize business, liquidate and distribute any and all of its assets to the shareholders.